SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Date of Report (Date of earliest event reported) July 22, 2003

RENT-WAY, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-22026	25-1407782

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One RentWay Place, Erie, Pennsylvania		16505

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (814) 455-5378

______________________Not Applicable________________________

(Former name or former address, if changed since last report)

RENT-WAY, INC.

Item 5. Other Events and Regulation FD Disclosure

On July 22, 2003, Rent-Way issued a news release which reported that the Securities and Exchange Commission and the U.S. Attorney for the Western District of Pennsylvania have concluded their investigation of the company. The news release is attached as Exhibit 99 hereto.

Item 7. Financial Statements and Exhibits

c. Exhibits

Exhibit	Description

99.1	News Release dated July 22, 2003

RENT-WAY, INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Rent-Way, Inc.

(Registrant)

July 23, 2003	By: /S/ WILLIAM A. MCDONNELL
Date	(Signature)
William A. McDonnell
Vice President and Chief Financial Officer

July 23, 2003	By: /S/ JOHN A. LOMBARDI
Date	(Signature)
John A. Lombardi
Chief Accounting Officer and Controller